EXHIBIT 10.4
                                                                    ------------

                                  BILL OF SALE


         Sale of Secured Convertible Promissory Note
         Issuer:     Small Cap Advisors, Inc.
         Purchaser:  iVoice, Inc.

         Gross Proceeds                                                $77,250

                  Less Funding Fee payable to
                  iVoice, Inc.                                         $ 2,250
                                                                       -------

         Net Proceeds                                                  $75,000
                                                                       =======




Agreed and Acknowledged:


SMALL CAP ADVISORS, INC.                      IVOICE, INC.


By: _______________________                   By: _____________________
     Mark Meller                                   Jerome Mahoney
     President and                                 President and
     Chief Executive Officer                       Chief Executive Officer